UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 18, 2024

Applied DNA Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36745 (Commission File Number)	59-2262718 (IRS Employer Identification No.)

50 Health Sciences Drive

Stony Brook, New York 11790

(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code:

631-240-8800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	APDN	The Nasdaq Stock Market

Item 8.01	Other Events.

As previously disclosed on its current report on Form 8-K filed on May 16, 2024, Applied DNA Sciences, Inc. (the “Company”) received a notification letter from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company was not in compliance with Nasdaq’s Listing Rule 5550(b)(1) because the Company reported in its Form 10-Q for the quarter ended March 31, 2024 stockholders’ equity of ($175,385), and, as a result, fell below the minimum stockholders’ equity requirement of $2,500,000 (the “Stockholders’ Equity Requirement”).

The notification had no immediate effect on the Company’s continued listing on the Nasdaq Capital Market, subject to the Company’s compliance with the other continued listing requirements. In accordance with Nasdaq rules, the Company has been provided 45 calendar days, or until July 1, 2024, to submit a plan to regain compliance with the listing rules for the Nasdaq Capital Market.

As previously disclosed in its current report on Form 8-K filed on May 29, 2024, the Company closed on such date a public offering of common stock and warrants (the “Offering”) with Craig-Hallum Capital Group LLC and Laidlaw & Company (UK) Ltd. as placement agents. The Company received approximately $10.8 million in net proceeds from the Offering after deducting placement agent fees and other estimated offering expenses payable by the Company.

As a result of the Offering, the Company believes it has regained compliance with Nasdaq Listing Rule 5550(b)(1).

The Company understands that Nasdaq will continue to monitor the Company’s ongoing compliance with the Stockholders’ Equity Requirement. If, at the time of its next periodic report, the Company does not evidence compliance with the Stockholders’ Equity Requirement, the Company may be subject to delisting.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

104	Cover Page Interactive Data File (formatted in Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2024	APPLIED DNA SCIENCES, INC.

	By:	/s/ James A. Hayward
	Name:	James A. Hayward
	Title:	Chief Executive Officer